Significant accounting policies (Policies)	12 Months Ended
Mar. 25, 2017
Accounting Policies [Abstract]
Revenue recognition
(a)	Revenue recognition:

Sales are recognized at the point of sale when merchandise is picked up by the customer or delivered to a customer. Shipping and handling fees billed to customers are included in net sales.

Revenues for gift certificate sales and store credits are recognized upon redemption. Prior to recognition as a sale, gift certificates are recorded as accounts payable on the balance sheet. Based on historical redemption rates, a portion of gift certificates and store credits, not subject to unclaimed property laws, are recorded as income. Gift certificates and store credits outstanding and subject to unclaimed property laws are maintained as accrued liabilities until remitted in accordance with local ordinances.

Sales of consignment merchandise are recognized at such time as the merchandise is sold, and are recorded on a gross basis because the Company is the primary obligor of the transaction, has general latitude on setting the price, has discretion as to the suppliers, is involved in the selection of the product and has inventory loss risk.

Sales are reported net of returns and sales taxes. The Company generally gives its customers the right to return merchandise purchased by them within 10 to 90 days, depending on the product sold and records a provision at the time of sale for the effect of the estimated returns.

Revenues for repair services are recognized when the service is delivered to and accepted by the customer.

Revenue related to the Company’s purchases of gold and other precious metals from our customers are recognized when the Company delivers the goods, and receives and accepts an offer from a refiner to purchase the gold and other precious metal.

Licensing fees are recognized when the product is delivered to and accepted by the customer.

Cost of sales
(b)	Cost of sales:

Cost of sales includes direct inbound freight and duties, direct labor related to repair services, design and creative, the jewelry studio, inventory shrink, inventory thefts, and boxes (jewelry, watch and giftware). Indirect freight including inter-store transfers, purchasing and receiving costs, distribution costs and warehousing costs are included in selling, general and administrative expenses. Purchase discounts are recorded as a reduction of inventory cost and are recorded to cost of sales as the items are sold. Mark down dollars received from vendors are recorded as a reduction of inventory costs to the specific items to which they apply and are recognized in cost of sales once the items are sold. Included in cost of sales is depreciation related to manufacturing machinery, equipment and facilities of $31,000, $46,000 and $59,000 for the fiscal years ended March 25, 2017, March 26, 2016, and March 28, 2015, respectively.

Cash and cash equivalents
(c)	Cash and cash equivalents:

The Company utilizes a cash management system under which a book cash overdraft may exist in its primary disbursement account. These overdrafts, when applicable, represent uncleared checks in excess of cash balance in the bank account at the end of a reporting period and have been reclassified to accounts payable on the consolidated balance sheets.

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. Amounts receivable from credit card issuers are included in cash and cash equivalents and are typically converted to cash within 2 to 4 days of the original sales transaction. These amounts totaled $1.9 million and $2.3 million at March 25, 2017 and March 26, 2016, respectively.

Accounts receivable
(d)	Accounts receivable:

Accounts receivable arise primarily from customers’ use of our private label credit card and wholesale sales. Several installment sales plans are offered to our private label credit card holders which vary as to repayment terms and finance charges. Finance charges on the Company’s consumer credit receivables, when applicable, accrue at rates ranging from 0% to 10.99% per annum for financing plans. The Company maintains allowances for doubtful accounts associated with the accounts receivable recorded on the balance sheet for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined based on a combination of factors including, but not limited to, the length of time that the receivables are past due, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences. The Company classifies a receivable account as past due if a required payment amount has not been received within the allotted time frame (generally 30 days), after which internal collection efforts commence. Once all internal collection efforts have been exhausted and management has reviewed the account, the account is put on nonaccrual status and may be sent for external collection or legal action. Upon the suspension of the accrual of interest, interest income is recognized to the extent cash payments received exceed the balance of the principal amount owed on the account. After all collection efforts have been exhausted, including internal and external collection efforts, an account is written off.

The Company guarantees a portion of its private label credit card sales to its credit card vendor. The Company maintains a liability associated with these outstanding amounts. Similar to the allowance for doubtful accounts, the liability related to these guaranteed sales amounts are based on a combination of factors including the length of time the receivables are past due to the Company’s credit card vendor, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences of similar credits. If the financial conditions of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventories
(e)	Inventories:

Retail inventories and inventories of raw materials are valued at the lower of average cost or market. Inventories of work in progress and Company manufactured finished goods are valued at the lower of average cost (which includes material, labor and overhead costs) or market. The Company records provisions for lower of cost or market, damaged goods, and slow-moving inventory. The cost of inbound freight and duties are included in the carrying value of the inventories.

The allowance for inventory shrink is estimated for the period from the last physical inventory date to the end of the reporting period on a store by store basis and at our distribution centers. The shrink rate from the most recent physical inventory, in combination with historical experience, is the basis for providing a shrink allowance. Inventory is written down for estimated slow moving inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Property and equipment
(f)	Property and equipment:

Property and equipment are recorded at cost. Maintenance and repair costs are charged to selling, general and administrative expenses as incurred, while expenditures for major renewals and improvements are capitalized. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the assets as follows:

Asset	Period
Buildings	Lesser of term of the lease or the economic life
Leasehold improvements	Lesser of term of the lease or the economic life
Software and electronic equipment	1 - 6 years
Molds	2 - 5 years
Furniture and fixtures	5 - 8 years
Equipment	3 - 8 years

Intangible assets
(g)	Intangible assets:

Trademarks and tradenames are amortized using the straight-line method over a period of 15 to 20 years. The Company had $1.8 million and $1.8 million of intangible assets at March 25, 2017 and March 26, 2016, respectively. The Company had $1.1 million and $1.0 million of accumulated amortization of intangibles at March 25, 2017 and March 26, 2016, respectively.

Deferred financing costs
(h)	Deferred financing costs:

The Company amortizes deferred financing costs incurred in connection with its financing agreements using the effective interest method over the term of the related financing. Such deferred costs are presented as a reduction to long-term debt in the accompanying consolidated balance sheets.

Warranty accrual
(i)	Warranty accrual:

The Company generally provides warranties on its jewelry and watches for periods extending up to three years and has a battery replacement policy for its private label watches. The Company accrues a liability based on its historical repair costs for such warranties.

Income taxes
(j)	Income taxes:

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial statement reporting purposes and the bases for income tax purposes, and (b) operating losses and tax credit carryforwards. Deferred income tax assets are evaluated and, if realization is not considered to be more-likely-than-not, a valuation allowance is provided (see note 10(a)).

Foreign exchange
(k)	Foreign exchange:

Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at the rates prevailing at the respective transaction dates. Revenue and expenses denominated in foreign currencies are translated at average rates prevailing during the year. Foreign exchange losses of $0.2 million, $0.3 million and $0.4 million were recorded in cost of goods sold for the years ended March 25, 2017, March 26, 2016 and March 28, 2015, respectively and $0.1 million, ($0.2) million and ($0.5) million of gains (losses) on foreign exchange were recorded in interest and other financial costs related to U.S. dollar denominated debt of the Company’s Canadian operations for the years ended March 25, 2017, March 26, 2016 and March 28, 2015, respectively.

Birks Group’s Canadian operations’ functional currency is the Canadian dollar while the reporting currency of the Company is the U.S. dollar. The assets and liabilities denominated in Canadian dollars are translated for reporting purposes at exchange rates in effect at the balance sheet dates. Revenue and expense items are translated at average exchange rates prevailing during the periods. The resulting gains and losses are accumulated in other comprehensive income.

Impairment of long-lived assets
(l)	Impairment of long-lived assets:

The Company periodically reviews the estimated useful lives of its depreciable assets and changes in useful lives are made on a prospective basis unless factors indicate the carrying amounts of the assets may not be recoverable and an impairment write-down is necessary. However, the Company will review its long-lived assets for impairment once events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition is less than its carrying value. Measurement of an impairment loss for such long-lived assets would be based on the difference between the carrying value and the fair value of the asset, with fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. During fiscal 2015, the Company recorded impairment charges on long-lived assets of $0.2 million associated with a Canadian Birks retail shop-in-shop location due to the projected operating performance of the location and a software impairment associated with a decision to abandon a software project. No impairment charge was recorded in fiscal 2017 and fiscal 2016.

Advertising and marketing costs
(m)	Advertising and marketing costs:

Advertising and marketing costs are generally charged to expense as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. However, certain expenses such as those related to catalogs are expensed at the time such catalogs are shipped to recipients. The Company and its vendors participate in cooperative advertising programs in which the vendors reimburse the Company for a portion of certain specific advertising costs which are netted against advertising expense in selling, general and administrative expenses, and amounted to $2.6 million, $2.7 million and $2.9 million for each of the years ended March 25, 2017, March 26, 2016 and March 28, 2015, respectively. Advertising and marketing expense, net of vendor cooperative advertising allowances, amounted to $8.7 million, $9.0 million and $9.5 million in the years ended March 25, 2017, March 26, 2016 and March 28, 2015, respectively.

Restructuring charges
(n)	Restructuring charges:

Restructuring charges consist of exit costs and other costs associated with the reorganization of the Company’s operations, including the consolidation of most of the Company’s administrative workforce from its regional office in Tamarac, Florida to its Montreal corporate head office. Restructuring charges include severance and stay bonuses for employees being terminated, sublease costs and related losses recognized related to the abandonment of a portion of the Company’s Tamarac facilities and other costs related to the transition of administrative positions to Montreal including employee recruitment costs, temporary duplication of salaries related to the transition and travel and relocation costs. Costs associated with restructuring activities are recorded when the liability is incurred or when such costs are deemed probable and estimable and represent the Company’s best estimate.

Pre-opening expenses
(o)	Pre-opening expenses:
Pre-opening expenses related to the opening of new and relocated stores are expensed in the period incurred.
Operating leases
(p)	Operating leases:

Lessor incentive amounts on operating leases are deferred and amortized as a reduction of rent expense over the term of the lease. Rent expense is recorded on a straight-line basis, which takes into effect any rent escalations, rent holidays and fixturing periods. Deferred operating lease liabilities amounted to $5.0 million at March 25, 2017 ($4.4 million at March 26, 2016) presented as other long term liabilities. Lease terms are from the inception of the fixturing period until the end of the initial lease term and generally exclude renewal periods. However, renewal periods would be included in instances in which the exercise of the renewal period option would be reasonably assured and failure to exercise such option would result in an economic penalty. Contingent rent payments vary by lease, are based on a percentage of revenue above a predetermined sales level and are expensed when it becomes probable the sales levels will be achieved. This level is different for each location and includes and excludes various types of sales.

Earnings per common share
(q)	Earnings per common share:

Basic earnings per share (“EPS”) is computed as net earnings divided by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the dilutive effect of the assumed exercise of stock options, warrants and equity settled stock appreciation rights.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended March 25, 2017, March 26, 2016 and March 28, 2015:

	Fiscal Year Ended
	March 25, 2017	March 26, 2016	March 28, 2015
	(In thousands, except per share data)

Basic income (loss) per common share computation:
Numerator:
Net income (loss)	$4,928	$5,438	$(8,632)
Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,937

Income (loss) per common share	$0.27	$0.30	$(0.48)

Diluted income (loss) per common share computation:
Numerator:
Net income (loss)	$4,928	$5,438	$(8,632)
Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,937
Dilutive effect of stock options and warrants	457	—	—

Weighted-average common shares outstanding – diluted	18,418	17,961	17,937

Diluted income (loss) per common share	$0.27	$0.30	$(0.48)

For the year ended March 25, 2017, the effect from the assumed exercise of 417,377 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 26, 2016, the effect from the assumed exercise of 666,789 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 28, 2015, the effect from the assumed exercise of 442,088 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect.

Commodity and currency risk
(r)	Commodity and currency risk:

The Company has exposure to market risk related to gold, silver, platinum and diamond purchases and foreign exchange risk. The Company may periodically enter into gold futures contracts to economically hedge a portion of these risks. During the years ended and as of March 25, 2017 and March 26, 2016, there were no such contracts outstanding.

Recent Accounting Pronouncements
(s)	Recent Accounting Pronouncements adopted during the year:

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected. The Company has adopted this new guidance as of March 26, 2016 on a retrospective basis and has adjusted the balance sheet of each individual period presented to reflect the period-specific effects of applying the new guidance. This ASU has impacted the Company’s balance sheet presentation by reclassifying deferred financing costs of $1.1 million as at March 25, 2017 and $1.7 million as at March 26, 2016 which were previously accounted for as an asset, as a reduction of the debt liability.

In April 2015, the FASB issued ASU 2015-05 – Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement (an update to Subtopic 350-40, Intangibles – Goodwill and Other – Internal-Use Software ), which provides guidance on accounting for cloud computing fees and states that if a cloud computing arrangement includes a software license, then the license element of the arrangement should be accounted for in a manner consistent with the acquisition of other software licenses, whereas if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract. The guidance was adopted by the Company in fiscal year 2017. The Company has elected to apply this standard retrospectively as a result of the Company engaging a leading provider of intelligent business solutions to enterprise and mid-market companies for the implementation of a range of solutions based upon Microsoft Dynamics AX in March 2016. This ASU did not have a material impact on the prior year financial statements. Up-front payments related to the software license and other costs incurred related to enhancing and configuring the new system are included in prepaid and other current assets.

In August 2014, the FASB issued ASU 2014-15 - Presentation of Financial Statements – Going Concern, which defines management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and provide related disclosures. This ASU provides guidance to an organization’s management, with principles and definitions to reduce diversity in the timing and content of financial statement disclosures commonly provided by organizations. This ASU was adopted by the Company in the current fiscal year and had no material impact on the consolidated financial statements.

(t)	Recent Accounting Pronouncement not yet adopted:

In May 2014, the FASB issued ASU 2014-09 - Revenue from Contracts with Customers (Topic 606), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. In 2016, the FASB issued three additional ASUs to provide clarification to Topic 606. The ASUs will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard is effective for the Company for its fiscal year beginning after December 15, 2017. Early application is permitted only as of annual reporting periods beginning after December 15, 2016. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the impact of adopting these standards will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method.

In July 2015, the FASB issued ASU No. 2015-11 – Inventory (Topic 330): Simplifying the Measurement of Inventory, which states an entity should measure inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. This amendment applies to all inventory that is measured using the average costs or first-in first-out (FIFO) methods. This supersedes prior guidance which allowed entities to measure inventory at the lower of cost or market, where market could be replacement cost, net realizable value or net realizable value less an approximately normal profit margin. This ASU is effective for interim and annual periods beginning after December 15, 2016. The amendments should be applied prospectively and earlier application is permitted. Management does not expect that the adoption of this standard will have a material effect on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02 - “Leases (Topic 842).” The new guidance primarily impacts lessee accounting by requiring the recognition of a right-of-use asset and a corresponding lease liability on the balance sheet for long-term lease agreements. The lease liability will be equal to the present value of all reasonably certain lease payments. The right-of-use asset will be based on the liability, subject to adjustment for initial direct costs. Lease agreements that are 12 months or less are permitted to be excluded from the balance sheet. In general, leases will be amortized on a straight-line basis with the exception of finance lease agreements. ASU 2016-02 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact the adoption of this guidance will have on the Company’s financial position and results of operations.

In June 2016, the FASB issued ASU 2016-13 - Financial Instruments – Credit Losses (Topic 326), which amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost, the new guidance eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected. ASU 2016-13 will affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, and any other financial assets not excluded from the scope that have the contractual right to receive cash. ASU 2016-13 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2019. Management is currently evaluating the impact the adoption of this guidance will have on the Company’s financial position and results of operations.

In August 2016, the FASB issued ASU 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (Topic 230). The new guidance primarily addresses the presentation and classification of certain cash receipts and cash payments in the statement of cash flows. The following eight specific cash flows issues are addressed: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (COLIs) and separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Management is currently evaluating the impact the adoption of this guidance will have on the Company’s financial position and results of operations.